Events occurring after the reporting period	6 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

On February 26, 2020, the Group amended the terms of the loan agreement with Hercules to defer the commencement of principal repayments to July 2020. Principal repayments can be further deferred to July 2021 if certain milestones are met. Given the amendment to the loan agreement was executed after the reporting period, the principal repayments that were due to be paid in April to December 2020 are classified as current as at the reporting date.

There were no other events that have occurred after December 31, 2019 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.